THE FIXED AND VARIABLE ANNUITY
                                    issued by

                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                  (formerly, Cova Variable Annuity Account One)

                       METLIFE INVESTORS INSURANCE COMPANY
           (formerly, Cova Financial Services Life Insurance Company)
                                       and

                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE
                 (formerly, Cova Variable Annuity Account Five)

                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                (formerly, Cova Financial Life Insurance Company)

                       Supplement Dated February 12, 2002

Effective March 1, 2002, MetLife Investors Insurance Company and MetLife Investors Insurance Company of California will no longer accept allocations of new purchase payments or transfers of contract value (excluding existing rebalancing and dollar cost averaging programs) into the following funds ("Funds") of the Goldman Sachs ("G S") Variable Insurance Trust ("Trust"):

a)       G S VIT Growth and Income Fund
b)       G S VIT Internet Tollkeeper Fund
c)       G S VIT Global Income Fund
d)       G S VIT International Equity Fund

This election by us will not impact amounts allocated to these portfolios prior to March 1, 2002.

We are also informed by the Trust that the Internet Tollkeeper Fund and Global Income Fund will be terminated and liquidated on or about May 1, 2002. As a consequence, we are filing an application with the Securities and Exchange Commission (SEC) to seek its approval for the substitution of contract values allocated to such portfolios into other reasonably comparable or lower risk investment portfolios selected by us and currently available under the contracts. It is currently proposed that contract values would be substituted as follows:

Terminating Portfolios                     Proposed Substitution Portfolios

1) G S VIT Internet Tollkeeper Fund        1) AIM VI Capital Appreciation Fund
   --------------------------------           --------------------------------

2) G S VIT Global Income Fund              2) MFS Global Governments Series
   --------------------------                 -----------------------------

The SEC has not yet approved this substitution, and the substitution portfolios may change.

In any event, you may wish to consider transferring your contract values in the terminating Funds to other portfolios of your choice prior to the proposed substitution date. From the date of this Supplement to a date not earlier than 30 days after the substitution, we will not impose additional restrictions on transfers, excluding however any limitations that may be imposed in regard to market timing. No transfer fee will be charged for a transfer out of the G S Funds, and this transfer will not be counted towards the limit, if any, on free transfers. We will provide notice of completion of the substitution to those affected.

You should contact your registered representative or our Annuity Service Office,
(800) 343-8496, in connection with these transfers.


CL-7271 (2/02)